Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [ ]

Filed by the Party other than the Registrant [x]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ]      Definitive Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)

                                MEDITECNIC, INC.

                (Name of Registrant as Specified In Its Charter)

                              SHAREHOLDER COMMITTEE

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X[      No Fee Required.
[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and
         0-11.

         (1) Title of each class of securities to which transaction applies:


         (2)      Aggregate number of securities to which transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


         (4)      Proposed maximum aggregate value of transaction:



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:


         (2)      Form, Schedule or Registration Statement No.:


         (3)      Filing Party:

         (4)      Date Filed:

                                MEDITECNIC, INC.
                              SHAREHOLDER COMMITTEE
                            24351 Pasto Road, Suite B
                          Dana Point, California 92629




                                NOTICE OF MEETING

                                   To Be Held
                                 October 7, 2002


NOTICE is hereby given that a special meeting of shareholders (the "Meeting") of Meditecnic, Inc. (the "Company") will be held as follows:

                  Place:            Conference Room of the
                                    Company's principal executive offices
                                    24351 Pasto Road, Suite B
                                    Dana Point, California 92629

                  Date:             Monday, October 7, 2002

                  Time:             3:00 p.m.


The purposes of the Meeting are as follows:

                  1. To remove the current two directors and elect a new Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified.

                  2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on September 7, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

         Shares can be voted at the Meeting only if the record holder thereof is present at the meeting or represented by proxy. To insure the presence of a quorum at the Meeting, you are requested to sign and date the accompanying Appointment of Proxy and return it promptly in the enclosed return envelope. The giving of such Appointment of Proxy will not affect your rights to vote in person in the event you attend the Meeting.

                                                       The Shareholder Committee



September 13, 2002

                                MEDITECNIC, INC.
                              SHAREHOLDER COMMITTEE
                            24351 Pasto Road, Suite B
                          Dana Point, California 92629

                                 PROXY STATEMENT

                        Mailing Date: September 13, 2002



                             MEETING OF SHAREHOLDERS

                                   To Be Held
                                 October 7, 2002


General

         This Proxy Statement is furnished to the holders of Common Stock, $.001 par value per share (the "Common Stock"), of Meditecnic, Inc. (the "Company") on behalf of the Shareholder Committee in connection with its solicitation of Appointments of Proxy in the form enclosed herewith for use at a special meeting of shareholders (the "Meeting") to be held on October 7, 2002, and at any adjournments thereof. The Meeting will be held at 3:00 p.m. Los Angeles time on the above date and location. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Meeting of Shareholders and are described herein.

         The cost of this solicitation of Appointments of Proxy will be borne by the Shareholder Committee. In addition to the solicitation of Appointments of Proxy by mail, certain shareholders, without additional remuneration, may solicit Appointments of Proxy personally or by telephone, telegraph or cable. Arrangements will also be made with brokerage firms and other nominee holders for forwarding proxy materials to the beneficial owners of shares of the Common Stock, and the Shareholder Committee will reimburse such persons for reasonable out-of-pocket expenses incurred by them in connection therewith. The Shareholder Committee consists of Societe Financiere du Seujet Limited and Operadora Financiere de Inversions y Commerico SA. No member of the Shareholder Committee has or will engage in any interested transaction or will be employed with the Company following this meeting.

Voting of Appointments of Proxy

         The person named in the enclosed Appointment of Proxy as proxies to represent shareholders at the Meeting is Luc Badel. An Appointment of Proxy which is properly executed and returned, and not revoked, will be voted in accordance with the directions contained therein. If no directions are given, that Appointment of Proxy will be voted FOR the election of the nominees for directors named in Proposal 1 by casting an equal number of votes for each such nominee. If, at or before the time of the Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies shall have the discretion to vote each Appointment of Proxy for any substitute nominee named by the Board of Directors. On any other matters that may come before the meeting, each Appointment of Proxy will be voted in accordance with the best judgment of the proxies.

Revocability of Appointments of Proxy

         An Appointment of Proxy may be revoked by the shareholder at any time before it is exercised by filing with the Shareholder Committee a written revocation or a duly executed Appointment of Proxy bearing a later date, or by attending the Meeting and announcing his intention to vote in person.

Record Date and Voting Rights

         The close of business on September 12, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Only those shareholders of record on that date will be entitled to vote on the proposals described herein.

         The voting securities of the Company are the shares of its Common Stock, of which 7,527,485 shares were issued and outstanding as of September 12, 2002. All outstanding shares are entitled to one vote on each matter submitted for voting at the Meeting. The affirmative vote of a majority of the shares represented in person or by proxy at the meeting (provided a quorum is present) is required to elect each nominee for director or to approve each proposal.

Beneficial Ownership of Common Stock

         Principal Shareholders, Directors and Officers. The following table sets forth the beneficial ownership of the Company's Common Stock as of September 12, 2002 by each person known to the Company to own more than five percent (5%) of the Company's Common Stock and by the Company's directors and officers. The table has been prepared based on information provided to the Company by each shareholder.


                                                   Number
    Name of Beneficial Owner(1)                   of Shares             Percent

Pierre Chamay                                     10,000(2)               --

Finn Robert-Tissot                                10,000(2)               --

Marina Zuliani                                      400,000               5.3%
Calle Martinengo 5974/B
30122 Venezia
Italia

Societe Financiere du Seujet Limited                400,000               5.3%
ICC House 17
Dame Street
Dublin 2
Ireland

(3)                                                          600,000     8.0%
Operadora Financiera de Inversiones y Commercio S.A.
Via Espana y Calle Combia
Panama

Laly Limited Group, Inc.(2)                         600,000               8.0%
McW. Todman & Co.
Barristers & Solicitors
2nd Floor
116 Main Street P.O. Box 3342
Road Town, Tortola
British Virgin Islands

Orazio Pizzardi                                     400,000               5.3%
Via Milavio
10100 Settino Tormese, Italy

Maurice Tolub                                       400,000               5.3%
8, Dugit Street, Cluster 6
Cessarea, Israel

Colette Nouvel Rousselot                            400,000               5.3%
7 Avenue de Verzy
F-75017, Paris

Herve Rousselot                                     400,000               5.3%
7 Avenue de Verzy
F-75017, Paris

All officers and
directors as a group
(2 persons)                                              --               --

(1) Unless otherwise noted below, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that any such warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised.
(2) Includes 10,000 shares issuable to this individual pursuant to an optio n exercisable at $6.50 per share until
        November 15, 2002.
(3) Does not include 500 shares of Series A Preferred Stock, which give this holder together with the other holder of 500 shares, the right to elect two-thirds of the Company's board of directors, nor does it include 250,000 shares issuable to each of these persons upon exercise of an option to purchase shares at a price of $2.00 per share.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

     Pursuant to the Bylaws, the number of directors of the Company is set at no less than three or such number as may be set by the Board of Directors or the Shareholders. Set forth below is the name of the one nominee for election as director of the Company, together with certain information concerning each such nominee. The nominee does not currently serves as a director of the Company. Each director elected at the Meeting will serve until the Company's next annual meeting of shareholders or until his successor shall be duly elected and shall qualify.

     Luc Badel, age 64, a private investor. Mr. Badel is also director of Space Launches Financing, Inc. He owns no shares of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE. THE NOMINEES RECEIVING THE HIGHEST NUMBER OF VOTES SHALL BE DEEMED TO HAVE BEEN ELECTED.

Meetings and Committees of the Board of Directors

     The Company's Board of Directors had no formal meetings during Fiscal 2001 but acted entirely by consent action.

     The Company has no standing audit, compensation or nominating committees or other committees performing similar functions.

Compliance with Section 16(a) of the Exchange Act

     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 3 and amendments thereto, furnished to the Company with respect to its most recent fiscal year and certain written representations, no persons who were either a director, officer, beneficial ownership of more than 10% by the Company's Common Stock failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the 2001 fiscal year.

Executive Compensation

     The following table sets forth the cash compensation of the Company's executive officers and directors during each of the last three fiscal years. The remuneration described in the table does not include the cost to the Company of benefits furnished to the named executive officers, including automobiles, premiums for health insurance and other benefits provided to such individuals that are extended in connection with the conduct of the Company's business. The value of such benefits cannot be precisely determined, but the executive officers named below did not receive other compensation in excess of the lesser of $50,000 or 10% of such officer's cash compensation.



                           Summary Compensation Table



                       ANNUAL COMPENSATION                                        LONG TERM COMPENSATION
    Name and                                                   Other Annual        Awards       Payouts        All
    Principal Position      Year     Salary         Bonus      Compensation                                   Other
                                                                              RestrictedOptions/  LTIP
                                                                              Stock ($)SARs(#)   Payouts ($)


Pierre Chamay              2001(1)        0          0             0              0                    0          0


                           2000(1)        0          0             0              0                    0          0

                           1999(1)        0          0             0              0                    0          0

 Dr. Finn Robert-Tissot    2001(1)        0          0             0              0                    0          0

                           2000(1)        0          0             0              0                    0          0

                           1999(1)        0          0             0              0                    0          0


(1) The above table does not include fringe benefits since such amount is less than $25,000 for each person.


Options Granted in Fiscal 2001

                                  Percentage of
                                  Total Options
                                   Granted to
                                     Options           Employees in Exercise  Expiration
                                      Granted          Fiscal 2001           Price              Date
         Pierre Chamay                       --
         Dr. Finn Robert-Tissot              --

         The following table contains information concerning the exercise of stock options and employment related options and information in unexercised stock options held as of December 31, 2001 by the named executive officers:

Option Exercises and Year-end Value Table
                                                                                             Value of Unexercised
                                                                                             In-the-Money Options
                                                            Number of Unexercised                     at
                             Shares                           Options & Warrants                December 31, 2001
                           Acquired on  Value
                            Exercise       Realized(1)   Exercisable     NonExercisable Exercisable(2)
Pierre Chamay                   -0-        $     -0-         10,000                0              $          --
Dr. Finn Robert-Tissot          -0-        $     -0-         10,000                0              $          --



(1)      Market Value at time of exercise less exercise price.
(2)      The closing sale price of the Common Stock at December 31, 2002 was not
         determinable  since  the  stock  was  not  traded.   Value  equals  the
         difference between market value and exercise price.

Compensation of Directors

     The Company's directors do not currently receive any cash compensation in conjunction with their services as directors.

Compensation Committee Interlocks and Insider Participation

     The Board does not have a Compensation Committee and all compensation decisions are made by the Board itself, including decisions establishing the compensation of the Company's executive officers.

                                  OTHER MATTERS

     The Shareholder Committee knows of no other business which will be brought before the Meeting. Should other matters properly come before the Meeting, the proxies will vote all Appointments of Proxy received according to their best judgment on such matters.





September __, 2002